UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

Synergy Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35268	33-0505269
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On January 2, 2013, Synergy Pharmaceuticals Inc. (the “Company”) issued a press release announcing that plecanatide, its investigational oral drug for the treatment of chronic idiopathic constipation, was well tolerated and met the primary and key secondary endpoints of a Phase IIb/III clinical study. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Synergy Pharmaceuticals Inc. (the “Company”), and no offer or sale of such securities will be made in any jurisdiction where it would be unlawful to do so.  In connection with the merger with Callisto Pharmaceuticals, Inc. (“Callisto”), the Company has filed with the SEC a registration statement on Form S-4 that includes a proxy statement and prospectus of the Company relating to the merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SYNERGY, CALLISTO AND THE MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus may be obtained free of charge by accessing the Company’s website at www.synergypharma.com or upon written request to the Company at Synergy Pharmaceuticals Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Investor Relations. Stockholders may also read and copy any reports, statements and other information filed by the Company with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

The Company and Callisto and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and Callisto in connection with the proposed merger transaction. Information regarding the special interests of these directors and executive officers in the merger transaction have been included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of the Company is also included in the Company’s Annual Report on Form 10-K for year ended December 31, 2011. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at the Company at the address set forth above. Additional information regarding the directors and executive officers of Callisto is also included in Callisto’s Annual Report on Form 10-K, for the year ended December 31, 2011. This document is available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Callisto upon written request at Callisto Pharmaceuticals, Inc., 420 Lexington Avenue, Suite 1609, New York, New York 10170, Attention: Investor Relations.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits.

99.1   Synergy Pharmaceuticals, Inc. Press Release, dated January 2, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 2, 2013

SYNERGY PHARMACEUTICALS INC.

By: /s/ Gary S. Jacob
Gary S. Jacob, Ph.D.
President and Chief Executive Officer